Related Party Transactions	3 Months Ended
Mar. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions

12. Related Party Transactions

GSK

In April 2018, the Company completed the GSK Agreement with subsidiaries of GSK to acquire a portfolio of autologous ex vivo gene therapy assets and licenses, for rare diseases and option rights on three additional programs in preclinical development from Telethon-OSR (See Note 7). As consideration for the license the Company paid an upfront fee of $14.1 million, incurred an inventory purchase liability of $6.9 million, paid $0.8 million in transaction costs, and issued 12,455,252 Series B convertible preferred shares valued at $93.4 million. Additionally, as part of the GSK agreement, the Company obtained, and is responsible for maintaining the commercial availability of Strimvelis. The Company recorded a loss provision of $18.4 million associated with the contract, as the costs to maintain Strimvelis are expected to significantly exceed revenues. The issuance of the convertible preferred shares made GSK a principal shareholder in the Company.

During the three months ended March 31, 2019, the Company made $6.3 million in payments to settle accounts payable due to GSK associated with the TSA and royalties associated with sales of Strimvelis incurred during 2018. Additionally, the Company made a $1.7 million payment associated with the inventory purchase liability incurred upon entering into the agreement. During the three months ended March 31, 2019 there were no sales of Strimvelis and we incurred no royalties due to GSK. As of March 31, 2019, and December 31, 2018, the company had $0.8 million and $6.0 million in accrued expenses and accounts payable to GSK.